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Exhibit 10.6(e)

AMENDMENT NO. 1
TO
RECEIVABLES PURCHASE AGREEMENT

        This AMENDMENT NO. 1 TO RECEIVABLES PURCHASE AGREEMENT (this "Amendment") is made and entered into as of March 30, 2001 between STONE CONTAINER CORPORATION, a Delaware corporation ("Stone"), and STONE RECEIVABLES CORPORATION, a Delaware corporation (the "Purchaser").

RECITALS:

        A.    Stone and Purchaser have entered into that certain Receivables Purchase Agreement dated as of October 15, 1999 (as amended, supplemented and otherwise modified and in effect on the date hereof, the "Receivables Purchase Agreement").

        B.    Certain capitalized terms used in this Amendment shall have the meanings ascribed to them in Annex X to the Receivables Purchase Agreement.

        C.    Each of the parties to the Receivables Purchase Agreement desires to amend the Receivables Purchase Agreement as set forth below.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, each of the parties hereto hereby agrees as follows:

        Section 1.    Amendment to Receivables Purchase Agreement.    Effective upon the occurrence of the Effective Date (as defined below) the Receivables Purchase Agreement shall be deemed amended as follows:

        (a)  Section 2.3(c) shall be deemed amended by deleting the proviso in the first sentence in its entirety and replacing with the following:

        "provided, however, that the Purchaser may not make payments of any Purchase Prices through the use of such revolving loans if the outstanding loans made by each Seller are collectively in excess of ten percent of the aggregate unpaid Balance of Eligible Receivables."

        (b)  Section 3.3(i) shall be deemed amended by deleting Section 3.3(i) in its entirety and replacing with the following: "the Company shall have received an additional seller supplement in substantially the form of Exhibit B hereto (the "Additional Seller Supplement"), duly executed and delivered by such additional Seller to this Agreement."

        Section 2.    Conditions Precedent to Effective Date.    This Amendment shall become effective on the date (the "Effective Date") on which (i) Stone and the Purchaser shall have executed and delivered this Amendment, (ii) the Agent shall have consented to the execution and delivery of this Amendment and (iii) the Rating Agencies shall have provided written confirmation that this Amendment will not cause a downgrade or withdrawal of the current ratings of the Certificates.

        Section 3.    No Implied Amendments.    Except as specifically amended by this Amendment, the Receivables Purchase Agreement shall remain in full force and effect in accordance with its terms and is hereby ratified and confirmed.

        Section 4.    Effectiveness of Amendment.    This Amendment shall be deemed to be a modification to the Receivables Purchase Agreement in accordance with Section 8.7 of the Receivables Purchase Agreement.

        Section 5.    Benefit of the Agreement.    This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

        Section 6.    Headings.    The headings used in this Amendment are for convenience of reference only and shall not be deemed to limit, characterize or in any way affect the interpretation of any provision of this Amendment.

        Section 7.    GOVERNING LAW.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS (EXCLUDING ANY CONFLICT-OF-LAW OR CHOICE-OF-LAW RULES WHICH MIGHT LEAD TO THE APPLICATION OF THE INTERNAL LAWS OF ANOTHER JURISDICTION).

        Section 8.    Counterparts.    This Amendment may be executed on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

        Section 9.    References to Receivables Purchase Agreement.    On and after the Effective Date, each reference in the Receivables Purchase Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Receivables Purchase Agreement shall mean the Receivables Purchase Agreement as amended by this Amendment.

[signature page follows]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Receivables Purchase Agreement to be duly executed and delivered by their proper and duly authorized officers effective as of the day and year first above written.

STONE CONTAINER CORPORATION
By:
Name:
Its:
STONE RECEIVABLES CORPORATION
By:
Name:
Its:
Acknowledged and Consented to by:
BANK ONE, NA, as Agent
By:
Name:
Its:

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  Exhibit 10.6(e)